Jacob Discovery Fund
Schedule of Investments (+)
as of November 30, 2023 (Unaudited)

COMMON STOCKS - 98.6%	Shares	Value
Advertising - 1.5%
IZEA Worldwide, Inc.(a)	114,650	$275,160

Auto Dealers & Gasoline Stations - 1.4%
TrueCar, Inc.(a)	90,000	251,100

Biological Products (No Diagnostic Substances) - 1.3%
Krystal Biotech, Inc.(a)	1,210	126,119
Precision BioSciences, Inc.(a)	297,700	105,713
		231,832
Business Services - 7.3%
comScore, Inc.(a)	586,100	393,859
OptimizeRx Corp.(a)	84,654	805,060
Zhihu, Inc. - ADR(a)(b)	150,000	109,950
		1,308,869
Calculating and Accounting Machines (No Electronic Computers) - 4.4%
Cantaloupe, Inc.(a)	111,325	787,068

Communications Equipment - 3.0%
Powerfleet, Inc.(a)	231,121	536,201

Computer Communications Equipment - 4.3%
Lantronix, Inc.(a)	132,679	770,865

Computer Peripheral Equipment - 5.1%
Identiv, Inc.(a)	133,555	924,201

Computer Processing & Data Preparation - 8.1%
DouYu International Holdings Ltd. - ADR(a)	230,000	161,529
HUYA, Inc. - ADR(a)	45,000	152,550
Nextdoor Holdings, Inc.(a)	100,000	160,000
Park City Group, Inc.	95,512	979,953
		1,454,032
Functions Related to Depository Banking - 3.4%
Usio, Inc.(a)	369,100	616,397

Gold and Silver Ores - 2.7%
Solitario Zinc Corp.(a)	884,300	476,903

Help Supply Services - 4.4%
Hudson Global, Inc.(a)	50,454	792,632

Industrial Organic Chemicals - 1.0%
Codexis, Inc.(a)	78,875	186,145

Medical Laboratories - 5.7%
CareDx, Inc.(a)	20,000	194,200
Celcuity, Inc.(a)(b)	57,209	839,256
		1,033,456
Metal Mining - 2.0%
Western Copper & Gold Corp.(a)(b)	293,950	364,498
Mining & Quarrying of Nonmetallic Mineral (No Fuels) - 1.5%
Azimut Exploration, Inc.(a)	514,480	266,912

Miscellaneous Amusement & Recreation - 3.7%
Inspired Entertainment, Inc.(a)	84,336	662,881

Motion Picture & Video Tape Production - 5.3%
Thunderbird Entertainment Group, Inc.(a)	625,135	956,457

Patent Owners & Lessors - 3.2%
Immersion Corp.	90,182	584,379

Personal Services - 1.7%
Rover Group, Inc.(a)	12,850	140,579
WM Technology, Inc.(a)	191,440	159,240
		299,819
Pharmaceutical Preparations - 9.2%
Arcturus Therapeutics Holdings, Inc.(a)	5,970	142,922
Cannabist Co. Holdings, Inc.(a)	157,500	52,904
DiaMedica Therapeutics, Inc.(a)	165,730	404,381
Esperion Therapeutics, Inc.(a)	80,000	106,400
Harrow Health, Inc.(a)	29,206	269,571
Heron Therapeutics, Inc.(a)	130,960	161,081
Ideaya Biosciences, Inc.(a)	12,785	402,088
NeuBase Therapeutics, Inc.(a)	15,655	15,442
SCYNEXIS, Inc.(a)(b)	65,000	109,200
		1,663,989
Real Estate - 2.0%
Porch Group, Inc.(a)	233,550	354,996

Semiconductors & Related Devices - 4.8%
Atomera, Inc.(a)(b)	62,800	432,693
Impinj, Inc.(a)	460	38,451
Transphorm, Inc.(a)	129,174	400,439
		871,583
State Commercial Banks - 3.0%
BM Technologies, Inc.(a)(b)	175,000	535,500

Surgical & Medical Instruments & Apparatus - 8.6%
Alphatec Holdings, Inc.(a)	53,200	631,484
CytoSorbents Corp.(a)	197,940	237,528
Tela Bio, Inc.(a)	129,775	676,127
		1,545,139
TOTAL COMMON STOCKS (Cost $27,903,128)		17,751,014

PREFERRED STOCKS - 0.1%	Shares	Value
Advertising Agencies - 0.1%
SRAX, Inc., 0.00%, (c)	368,541	10,577
TOTAL PREFERRED STOCKS (Cost $18,017)		10,577

MONEY MARKET FUNDS - 1.3%	Shares	Value
First American Government Obligations Fund - Class X, 5.29%(d)	238,098	238,098
TOTAL MONEY MARKET FUNDS (Cost $238,098)		238,098

COLLATERAL FOR SECURITIES ON LOAN - 8.1%	Shares	Value
First American Government Obligations Fund - Class X, 5.29%(d)	1,460,063	1,460,063
TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $1,460,063)		1,460,063

TOTAL INVESTMENTS - 108.1% (Cost $29,619,306)		$19,459,752
Liabilities in Excess of Other Assets - (8.1)%		(1,452,789)
TOTAL NET ASSETS - 100.0%		$18,006,963

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2023. The total market value of these securities was $1,354,096 which represented 7.5% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting through its Valuation Committee.
These securities represented $10,577 or 0.1% of net assets as of November 30, 2023.

(d)	The rate shown represents the 7-day effective yield as of November 30, 2023.

Jacob Discovery Fund Summary of Fair Value Exposure (Unaudited)

Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used.  Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. The Jacob Discovery Fund (the "Fund") values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account the occurrence of events after the close of foreign markets in calculating the net asset value ("NAV"). In such cases, use of fair valuation can reduce an investor's ability to seek profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Fund. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.  If amortized cost does not approximate fair value, short-term securities are reported at fair value. When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgement of the Adviser does not represent the security's fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under valuation procedures approved by the Board.

The Fund adheres to fair valuation accounting standards which provide an authoritative definition of fair value and sets out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2023:

Jacob Discovery Fund
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$17,751,014	$–	$–	$17,751,014
Preferred Stocks	–	–	10,577	10,577
Money Market Funds	238,098	–	–	238,098
Collateral for Securities on Loan(a)	1,460,063	–	–	1,460,063
Total Investments	$19,449,175	$–	$10,577	$19,459,752

Refer to the Schedule of Investments for industry classifications.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.